Exhibit 10.3

AMENDING AGREEMENT

REGARDING SMTC HOLDINGS, LLC

THIS AMENDING AGREEMENT is given by SMTC Holdings, LLC (the “Corporation”) and is dated as of the 7th day of August, 2008.

WHEREAS, the Corporation has guaranteed all obligations, liability and indebtedness of SMTC Manufacturing Corporation of Massachusetts (“SMTC Massachusetts”), SMTC Manufacturing Corporation of California (“SMTC California”) and SMTC Mex Holdings, Inc. (“SMTC Mex”) to, among others, Wachovia Capital Finance Corporation (Central), as agent (the “US Agent”) and the lenders from time to party to the US Loan Agreement (as defined in the Security Agreement (defined below)) (the “US Lenders”);

AND WHEREAS, the Corporation has guaranteed all obligations, liability and indebtedness of SMTC Manufacturing Corporation of Canada/Societe de Fabrication SMTC du Canada (“SMTC Canada”) to Wachovia Capital Finance Corporation (Canada), as agent (the “Canadian Agent”) and the lenders from time to time party to the Canadian Loan Agreement (as defined in the Security Agreement (defined below)) (the “Canadian Lenders”);

AND WHEREAS, the Corporation entered into an amended and restated general security agreement dated August 10, 2007 (the “Security Agreement”) in favour of Wachovia Capital Finance Corporation (Central), as collateral agent (the “Secured Party”) for, among others, itself, US Agent, US Lenders, Canadian Agent and Canadian Lenders;

AND WHEREAS, the Corporation entered into an amended and restated pledge and security agreement dated August 10, 2007 (the “Pledge Agreement) in favour of the Secured Party for, among others, itself, US Agent, US Lenders, Canadian Agent and Canadian Lenders;

AND WHEREAS the Corporation wishes to enter into this agreement to amend the Security Agreement and the Pledge Agreement as set out herein;

NOW THEREFORE in consideration of One Dollar and for other good and valuable consideration, the Corporation agrees as set out herein.

1.	This Amending Agreement is an amendment to the Security Agreement and the Pledge Agreement. Unless the context of this Amending Agreement otherwise requires, the Security Agreement and this Amending Agreement shall be read together and shall have effect as if the provisions of the Security Agreement and this Amending Agreement were contained in one agreement. Unless the context of this Amending Agreement otherwise requires, the Pledge Agreement and this Amending Agreement shall be read together and shall have effect as if the provisions of the Pledge Agreement and this Amending Agreement were contained in one agreement.

2.	The term “Agreement” when used in:

(a)	the Security Agreement means the Security Agreement as amended by this Amending Agreement, together with all amendments, modifications, supplements, extensions, renewals, restatements, replacements and novations thereof from time to time; and

(b)	the Pledge Agreement means the Pledge Agreement as amended by this Amending Agreement, together with all amendments, modifications, supplements, extensions, renewals, restatements, replacements and novations thereof from time to time.

3.	The Corporation wishes to make the following amendments:

(a)	the Security Agreement is hereby amended to delete the words “SMTC Group Holdings, LLC” on the signature page and replace it with “SMTC Holdings, LLC”;

(b)	the Pledge Agreement is hereby amended to delete the words “SMTC Group Holdings, LLC” on the signature page and replace it with “SMTC Holdings, LLC”.

4.	This Amending Agreement may be executed by facsimile or portable document format.

5.	The validity, interpretation and enforcement of this Amending Agreement, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois without giving effect to principles of conflicts of laws, but excluding any rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Illinois.

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IN WITNESS WHEREOF the undersigned has executed this Amending Agreement as of the day and year first above written.

SMTC HOLDINGS, LLC By: SMTC Corporation, its sole member

By:	/s/ Jane Todd
Name: Title:	Jane Todd Chief Financial Officer